UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 14, 2002
                                 ---------------
                Date of Report (Date of earliest event reported)

                             ST. JUDE MEDICAL, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


    Minnesota                         0-8672                      41-1276891
    ---------                         ------                      ----------
(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

         One Lillehei Plaza, St. Paul, MN                           55117
         --------------------------------                           -----
     (Address of principal executive offices)                     (Zip Code)

                                 (651) 483-2000
                                 --------------
                Registrant's telephone number including area code

                                 Not applicable
                                 --------------
           Former name or former address, if changed since last report


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Item 9.   Regulation FD Disclosure.
          ------------------------

The CEO and CFO of the Company have signed the sworn statements required by the SEC's order of June 27, 2002 and the sworn statements have been filed with the SEC.

Copies of the respective sworn statements submitted to the SEC in connection with this Item 9 are attached hereto as Exhibits 99.3 and 99.4.


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       ST. JUDE MEDICAL, INC.


Date: August 14, 2002                                  By: /s/ Kevin T. O'Malley
                                                           ---------------------
                                                       Kevin T. O'Malley
                                                       Vice President and
                                                       General Counsel




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


                                  EXHIBIT INDEX


Exhibit No.       Exhibit
-----------       --------------------------------------------------------------

   99.3 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

   99.4 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings




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